Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Financial Media Group, Inc. (the "Company"), on Form 10-KSB for the period ending August 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Albert Aimers, Chief Executive Officer and Mark V. Noffke, Chief Financial Officer (Principal Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 7, 2007	/s/ Albert Aimers
Albert Aimers
Chief Executive Officer

December 7, 2007	/s/ Manu Ohri
Manu Ohri
Chief Financial Officer
(Principal Accounting Officer)